                                                                    Exhibit 99.3



                           Telemundo Holdings, Inc.
                               and Subsidiaries

                         Unaudited Pro Forma Condensed
                       Consolidated Financial Statements

                   For the Year Ended December 31, 2000 and
                       Three Months Ended March 31, 2001

                   TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

                                     INDEX

                                                                                        Page
                                                                                         No.
                                                                                        ----
Financial Statements

    Background.......................................................................      1

    Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
         year ended December 31, 2000................................................      2

    Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
         three months ended March 31, 2001...........................................      3

    Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2001.......      4

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.........    5-8

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The unaudited pro forma condensed consolidated financial statements ("Pro Forma Financials") reflect the acquisition by a subsidiary of Telemundo Holdings, Inc. (collectively with its subsidiaries, "Telemundo"), of certain of the assets and the assumption of certain of the liabilities of the Spanish-language television operations of Harriscope of Los Angeles, Inc. ("Harriscope") including the full-power television station KWHY Channel 22, serving the Los Angeles, CA market and the low-power television station KWHY-LP, Channel 22, serving the Santa Barbara, CA market (collectively "KWHY"), pursuant to the Asset Purchase Agreement dated as of February 9, 2001 (the "Agreement") for approximately $239 million (collectively the "Acquisition") plus costs and other liabilities. The Acquisition was consummated on June 1, 2001.

The accompanying Pro Forma Financials give effect to (i) the purchase of certain assets and the assumption of certain liabilities of KWHY; (ii) the issuance of Telemundo's new $530 million senior secured credit facilities ("Credit Facilities") and the retirement of the $350 million existing senior secured credit facilities ("Old Credit Facilities"); (iii) the $70 million equity contribution from Telemundo's indirect shareholders (the "Sponsors") and (iv) other pro forma operating adjustments relating to the Acquisition.

The historic information included in the Pro Forma Financials as of and for the year ended December 31, 2000 and for the three months ended March 31, 2001 has been derived partially from the audited financial statements of Telemundo and KWHY as of December 31, 2000 combined with the unaudited financial statements for the three months ended March 31, 2001.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 has been presented as if the Acquisition had been consummated as of January 1, 2000. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2001 has been presented as if the Acquisition had been consummated as of January 1, 2001. The unaudited pro forma condensed consolidated balance sheet has been presented as if the Acquisition had been consummated on March 31, 2001.

The Pro Forma Financials should be read in conjunction with Telemundo's and KWHY's historical consolidated financial statements and the notes thereto. The Pro Forma Financials are not necessarily indicative of the operating results or financial position that would have been achieved had the Acquisition actually occurred as of the dates indicated, nor are they necessary indicative of future operating results or financial position.

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2000

(In thousands)

                                                                                       Pro Forma
                                                                 Telemundo    KWHY    Adjustments   Pro Forma
-------------------------------------------------------------------------------------------------------------
Net revenue....................................................   $199,684   $36,604  $      -       $236,288
                                                                  --------   -------  --------       --------
Costs and expenses:
    Direct operating costs.....................................     69,283    11,711      (683) (c)    80,311
    Selling, general and administrative expenses...............     54,923     9,499    (1,011) (c)    63,411
    Corporate expenses.........................................      5,652         -         -          5,652
    Depreciation and amortization..............................     30,903     1,045     5,891  (e)    37,839
                                                                  --------   -------  --------       --------
                                                                   160,761    22,255     4,197        187,213
                                                                  --------   -------  --------       --------

Operating income (loss)........................................     38,923    14,349    (4,197)        49,075

Interest expense, net..........................................    (37,719)        -   (23,039) (d)   (60,758)
Other income, net..............................................        235         -         -            235
                                                                  --------   -------  --------       --------
Income (loss) before income taxes and minority interest........      1,439    14,349   (27,236)       (11,448)
Income tax (provision) benefit.................................     (3,248)        -     5,026  (f)     1,778
Minority interest..............................................     (1,768)        -         -         (1,768)
                                                                  --------   -------  --------       --------

Net income (loss)..............................................   $ (3,577)  $14,349  $(22,210)      $(11,438)
                                                                  ========   =======  ========       ========


See notes to unaudited pro forma condensed consolidated financial statements.

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three months ended March 31, 2001

(In thousands)

                                                                                          Pro Forma
                                                                    Telemundo    KWHY    Adjustments    Pro Forma
-----------------------------------------------------------------------------------------------------------------
Net revenue.......................................................    $51,093    $7,771  $       -       $ 58,864
                                                                      -------    ------  ---------       --------

Costs and expenses:
    Direct operating costs........................................     19,344     2,848       (170) (c)    22,022
    Selling, general and administrative expenses..................     15,655     2,107       (253) (c)    17,509
    Corporate expenses............................................      1,686         -          -          1,686
    Depreciation and amortization.................................      8,378       298      1,473  (e)    10,149
                                                                      -------    ------  ---------       --------
                                                                       45,063     5,253      1,050         51,366
                                                                      -------    ------  ---------       --------

Operating income (loss)...........................................      6,030     2,518     (1,050)         7,498

Interest expense, net.............................................     (9,748)        -     (5,948) (d)   (15,696)
Other income, net.................................................          -         -          -              -
                                                                      -------    ------  ---------       --------
Income (loss) before income taxes and minority interest...........     (3,718)    2,518     (6,998)        (8,198)
Income tax benefit................................................      1,043         -      1,747  (f)     2,790
Minority interest.................................................       (614)        -          -           (614)
                                                                      -------    ------  ---------       --------

Net income (loss).................................................    $(3,289)   $2,518  $  (5,251)      $ (6,022)
                                                                      =======    ======  =========       ========

See notes to unaudited pro forma condensed consolidated financial statements.

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2001

(In thousands, except share data)

                                                                                       Pro Forma
Assets                                                            Telemundo    KWHY   Adjustments        Pro Forma
-------------------------------------------------------------------------------------------------------------------
Current assets:
    Cash and cash equivalents....................................  $  6,763   $    -   $    1,000  (b)   $    7,763
    Accounts receivable, net.....................................    32,336        -            -            32,336
    Current portion of television programming....................     5,011      981            -             5,992
    Prepaid expenses and other...................................     3,183       64            -             3,247
    Due from Network, net........................................    19,881        -            -            19,881
                                                                   --------   ------   ----------        ----------
             Total current assets ...............................    67,174    1,045        1,000            69,219
Property and equipment, net......................................    69,803    5,837            -            75,640
Television programming, net of current portion...................     1,434      348            -             1,782
Other assets.....................................................    10,398        -        6,756  (b)       17,154
Broadcast licenses and other intangible assets, net..............   612,295      169      235,625  (a)      848,089
                                                                   --------   ------   ----------        ----------

                                                                   $761,104   $7,399   $  243,381        $1,011,884
                                                                   ========   ======   ==========        ==========

Liabilities and Stockholder's Equity
-------------------------------------------------------------------------------------------------------------------
Current liabilities:
    Accounts payable and accrued expenses........................  $ 30,045   $  608   $     (454) (f)   $   30,199
    Television programming obligations...........................     1,892        -            -             1,892
    Current portion of long-term debt............................     5,187        -       (5,187) (b)            -
    Financial liabilities........................................     1,275        -            -             1,275
                                                                   --------   ------   ----------        ----------
            Total current liabilities............................    38,399      608       (5,641)           33,366
Long-term debt, net of current portion...........................   413,452        -      190,385  (b)      603,837
Deferred taxes, net..............................................    71,602        -       (4,572) (f)       67,030
Other liabilities................................................    24,016        -            -            24,016
                                                                   --------   ------   ----------        ----------
                                                                    547,469      608      180,172           728,249
                                                                   --------   ------   ----------        ----------

Minority interest................................................     5,652        -            -             5,652
                                                                   --------   ------   ----------        ----------

Contingencies and Commitments

Stockholder's equity:
   Common Stock, $.01 par value, 10,000
      shares authorized and outstanding..........................         -        -            -                 -
Additional paid-in capital.......................................   228,706        -       70,000  (b)      298,706
Retained earnings (accumulated deficit)..........................   (19,945)   6,791       (6,791)          (19,945)
Accumulated other comprehensive loss.............................      (778)       -            -              (778)
                                                                   --------   ------   ----------        ----------
                                                                    207,983    6,791       63,209           277,983
                                                                   --------   ------   ----------        ----------

                                                                   $761,104   $7,399   $  243,381        $1,011,884
                                                                   ========   ======   ==========        ==========

See notes to unaudited pro forma condensed consolidated financial statements.

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The Pro Forma Financials reflect the Acquisition by Telemundo of certain of the assets and the assumption of certain of the liabilities of the Spanish-language television operations of Harriscope including the full-power television station KWHY, Channel 22, serving the Los Angeles, CA market and the low-power television station KWHY-LP, Channel 22, serving the Santa Barbara, CA market, pursuant to the Agreement for approximately $239 million plus costs and other liabilities. The financing of the Acquisition is provided by the refinancing of Telemundo's $350 million Old Credit Facilities with the new $530 million Credit Facilities and an equity contribution of $70 million from the Sponsors.

     (a) The purchase price includes approximately $2.2 million of costs and other liabilities associated with the Acquisition and approximately $1.2 million related to the adjustment amount to the purchase price as per the Agreement. The total allocation of the $242.4 million total net purchase consideration between tangible and other intangible assets and liabilities is preliminary and is based on historical net book value. The excess purchase price over the fair value of the net assets acquired has been allocated to broadcast licenses and other intangible assets. Independent appraisals will be performed to establish the actual fair values and the allocation to be used under the purchase method of accounting.

          The assets acquired, the allocation of the total purchase price and the pro forma adjustment are determined as follows (in thousands):

              Purchase price per Agreement                                     $239,000
              Adjustment Amount (as defined in the Agreement) to the
                purchase price                                                    1,195
              Costs and other liabilities associated with the transaction         2,221
                                                                               --------
              Total purchase consideration                                      242,416
              Less: preliminary allocation based on historical cost              (6,791)
                                                                               --------
                Pro forma adjustment to broadcast
                  licenses and other intangible assets                         $235,625
                                                                               ========

     (b) Reflects the financing of the Acquisition, including debt issuance costs. Telemundo's Old Credit Facilities were refinanced as part of the Acquisition and the unamortized debt issuance costs related to the Old Credit Facilities were written-off. The following reflects the net increase in debt as a result of the Acquisition (in thousands):

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

           Long-term debt at March 31, 2001                                           $ 418,639
           Repayment of Old Credit Facilities                                          (250,313)
           Borrowings under New Credit Facilities                                       435,511
                                                                                      ---------
             Total pro forma debt                                                     $ 603,837
                                                                                      =========

           Total Pro Forma Debt:
           New Credit Facilities                                                      $ 435,511
           Telemundo 11.5% Senior Discount Notes                                        168,021
           Telemundo 10.5% Senior Notes                                                     305
                                                                                      ---------
             Total pro forma debt                                                     $ 603,837
                                                                                      =========

           Debt issuance costs:
           Debt issuance costs for Credit Facilities                                  $  12,003
           Less: Write-off of debt issuance costs for Old Credit Facilities              (5,247)
                                                                                      ---------
             Pro forma adjustment to other assets                                     $   6,756
                                                                                      =========

     (c) The following items reflect the pro forma impact of the Acquisition on various expenses (in thousands):

                                                                                                          Three Months
                                                                                              Full Year       Ended
                                                                                              ---------   ------------
           Savings resulting from the Telemundo national sales organization providing national spot sales services to KWHY.  Representation services for KWHY are
            currently performed by independent representatives which will be eliminated.        $  647        $162

           Elimination of personnel, designated in the Agreement, duplicative with those
            of current Telemundo employees, net of replacements.                                   683         170

           Elimination of sales commissions as a result of a revision to employment
            contract relating to Agreement.                                                        208          52

           Conform Harriscope profit sharing to Telemundo.                                         256          64

           Impact of agreement with Harriscope to lease building which was not acquired.          (100)        (25)
                                                                                                ------        ----
                                                                                                $1,694        $423
                                                                                                ======        ====

                                                                        Three Months
                                                             Full Year     Ended
                                                             ---------     -----
           Allocated as follows:
           Direct operating costs                            $  683        $ 170
           Selling, general and administrative expenses       1,011          253
                                                             ------        -----

                                                             $1,694        $ 423
                                                             ======        =====

     (d) Adjustment to reflect the following pro forma interest expense; pro forma interest expenses assumes LIBOR at 5% (in thousands):

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------



                                                                         Three Months
                                                              Full Year      Ended
                                                              ---------      -----
           Credit Facilities (average rate of 8.20%)           $35,729      $ 8,932
           11.5% Senior Discount Notes                          18,410        4,791
           Amortization of Credit Facilities
             debt issuance costs                                 1,736          434
           Write-off debt issuance costs for
             Old Credit Facilities                               5,247        1,312
           10.5% Senior Notes                                       32            8
                                                               -------      -------
           Pro forma gross interest expense                     61,154       15,477
           Trailing 12/ 3 months ended
             March 31, 2001 interest expense, respectively      38,115        9,529
                                                               -------      -------
             Net pro forma interest expense adjustment         $23,039      $ 5,948
                                                               =======      =======

          The above pro forma interest expense adjustment reflects (i) the increase in the pro forma long-term debt as a result of the Acquisition; (ii) a higher interest rate for the Credit Facilities; and (iii) the financing costs for the Credit Facilities and write-off of the Old Credit Facilities financing costs.

     (e) Reflects the impact of the Acquisition on depreciation and amortization. The allocation of the $242.4 million total purchase consideration between tangible and other intangible assets and liabilities is preliminary. A 40 year life was preliminary used for broadcast licenses and other intangible assets, as an allocation to other intangibles has not yet been determined (in thousands):


           Pro forma adjustment to broadcast
            licenses and other intangible assets   $235,625

                                                                 Three Months
                                                   Full Year         Ended
                                                   ---------     ------------
           Pro forma adjustment to amortization
            (based on 40 years)                    $  5,891       $  1,473

TELEMUNDO HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

     (f) The following items reflect the pro forma impact of the Acquisition on the tax accounts (in thousands):

                                                                                                  Three Months
                                                                     Full Year                        Ended
                                                                     --------                         -----
           Current:
              KWHY operating income                                  $ 14,349                        $ 2,518
              Pro forma adjustments, before taxes                     (27,236)                        (6,998)
                                                                     --------                        -------
                                                                      (12,887)                        (4,480)
             Amortization per financial statements                      5,891                          1,473
             Tax amortization                                         (15,708)                        (3,927)
                                                                     --------                        -------
             Decrease in taxable income                               (22,704)                        (6,934)
                                                                     --------                        -------
             AMT rate 2% Tax benefit adjustment                                         $  454                          $  139

           Deferred:
             Decrease in taxable income                              $ 22,704                        $ 6,934
             Book amortization                                          5,891                          1,473
             Tax amortization                                         (15,708)                        (3,927)
                                                                     --------                        -------
                                                                       12,887                          4,480
             Federal & State rate                                       5,026                          1,747
             AMT credit                                                  (454)                          (139)
                                                                     --------                        -------
                                                                                         4,572                           1,608
                                                                                   -----------                     -----------

           Pro forma adjustment to net tax benefit                                      $5,026                          $1,747
                                                                                   ===========                     ===========